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PLAYERS NETWORK INC - 8-K                                  Filing Date: 01/17/03
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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of report (Date of earliest event reported)           January 3, 2003
                                                     ---------------------------


                               THE PLAYERS NETWORK
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             (Exact name of registrant as specified in its charter)



         Nevada                     0-29363                     88-0343702
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(State or Other Jurisdiction       Commission                  (IRS Employer
    of Incorporation)                File No.                Identification No.)


        4620 Polaris Ave., Las Vegas, Nevada                       89103
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      (Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code:        (702) 895-8884
                                                   -----------------------------



                                       N/A
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          (Former name or former address, if changed since last report)


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                                Disclosure Page 1

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PLAYERS NETWORK INC - 8-K                                  Filing Date: 01/17/03
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ITEM 5.  OTHER EVENTS

The Players Network (the "Corporation") entered into a binding agreement to sell a controlling interest in The Players Network to KO Ventures, LLC a California based company engaged in the development of technology businesses, real estate and healthcare facilities.

The Corporation elected to terminate the letter agreement between the Corporation and REB Gaming on behalf of Northfield, Inc. as the proposed acquirer was not consummated by December 31, 2002.

More details are contained in the press releases attached hereto as Exhibit 2.1 and 2.2.






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                                Disclosure Page 2

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PLAYERS NETWORK INC - 8-K                                  Filing Date: 01/17/03
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         Exhibit 2.1       Press release, dated January 10, 2003, is attached to
                           this Report on Form 8-K.

         Exhibit 2.2 Press release, dated January 3, 2003, is attached to this Report on Form 8-K.




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                                Disclosure Page 3
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PLAYERS NETWORK INC - 8-K                                  Filing Date: 01/17/03
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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    THE PLAYERS NETWORK


Date:  January 17, 2003                By:  /s/ Mark Bradley
                                       -----------------------------------------
                                             Mark Bradley
                                             Chief Executive Officer






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                                Disclosure Page 4
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